                                                                   Exhibit 10.17

                                18,750,000 Shares

                         TEMPUR-PEDIC INTERNATIONAL INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               December 17, 2003

Lehman Brothers Inc.
Goldman, Sachs & Co.
UBS Securities LLC
Citigroup Global Markets Inc.
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue, 19th Floor
New York, New York 10019

Ladies and Gentlemen:

          Tempur-Pedic International Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company named in Schedule 2 hereto (the "Selling Stockholders"), propose to sell an aggregate of 18,750,000 shares (the "Firm Stock") of the Company's common stock par value $0.01 per share (the "Common Stock"). Of the 18,750,000 shares of the Firm Stock, 6,250,000 are being sold by the Company and 12,500,000 are being sold by the Selling Stockholders. In addition, the Selling Stockholders propose to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an aggregate of 2,812,500 additional shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-1, and amendments thereto, with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations, and including any registration registering additional shares of Common Stock filed with the Commission pursuant to Rule 462(b) of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
          (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

               (c) The Company and each of its subsidiaries (as defined in Section 18) have been duly organized, are validly existing and are in good standing under the laws of their respective jurisdictions of organization and are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so organized, existing in good standing or duly qualified would not reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company and each of its subsidiaries have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. The subsidiaries of the Company listed on Schedule 3 hereto are the only subsidiaries of the Company.

               (d) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company and its subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company are owned directly or indirectly by the Company (other than the directors' qualifying shares for foreign subsidiaries), free and clear of all liens, encumbrances, equities or claims, other than liens, encumbrances, equities or claims contemplated under the amended and restated senior credit facilities dated as of August 15, 2003, entered into by and among Tempur-Pedic, Inc., Tempur Production USA, Inc., Tempur World Holding Company ApS and Dan-Foam ApS, as the borrowers, the guarantors named therein and the agents and lenders party thereto, or such as are otherwise described in the Prospectus, and none of such shares of capital stock were issued in violation in any material respect of preemptive or other similar rights arising by operation of law, under the charter and bylaws of the Company and each of its subsidiaries or under any agreement to which the Company and each of its subsidiaries is a party or otherwise.

               (e) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable; the shares of the Stock to be sold by the Selling Stockholders to the Underwriters hereunder have been duly and validly authorized and, when issued upon the automatic conversion of the existing shares of preferred stock or common stock held by such Selling Stockholders or the exercise or conversion of warrants or the exercise of options held by such Selling Stockholders, will be validly issued and fully paid and non-assessable; and the Stock will conform to the descriptions thereof contained in the Prospectus.

               (f) The Company has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement.

               (g) This Agreement has been duly and validly authorized, executed and delivered by the Company.

               (h) The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, or (iii) assuming the accuracy of the Underwriters' representations herein and compliance by the Underwriters with their obligations hereunder, result in any violation of any of their properties or assets; and, except for filings under the Securities Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (i) The historical financial statements (including the related notes) included in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The other financial data, selected pro forma ratios and other pro forma financial information, operating data and statistical information and data included in the Prospectus is presented fairly and has been prepared on a basis consistent in all material respects (except for, with respect to the pro forma information, the pro forma adjustments described in the Prospectus) with such financial statements and the books and records of the Company.

               (j) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to the Company of any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any such subsidiary would reasonably be expected to have a Material Adverse Effect, and to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

               (k) Except as set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by the Company under the Securities Act.

               (l) Except as disclosed in the Prospectus, since the date of the latest audited consolidated financial statements of the Company and its subsidiaries included in the Prospectus, none of the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and each of its subsidiaries taken as a whole, and there has not occurred, to the knowledge of the Company, any development or event involving or reasonably likely to result in a Material Adverse Effect and, except as disclosed in or contemplated by the Prospectus, there has been no (i) dividend or distribution of any kind declared, paid or made by the Company or its affiliates on any class of their respective capital stock, (ii) issuance of securities by the Company or its affiliates (other than pursuant to an issuance by the Company or its affiliates of options to purchase the capital stock of the Company or its affiliates or exercise of any such options) or (iii) material increase in short-term or long-term debt of the Company.

               (m) The Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Company's assets is permitted only in accordance with management's authorization and (D) the recorded accountability for the Company's assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (n) (i) Each of the Company and its subsidiaries has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company and each of its subsidiaries in the reports they file or submit under the Exchange Act is accumulated and communicated to the management of the Company and each of its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

               (o) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by, Ernst & Young LLP and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function), the Company has not been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries.

               (p) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

               (q) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 10(j) hereof, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

               (r) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

               (s) Each of the Company and its subsidiaries has such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own its properties and to conduct its businesses in the manner described in the Prospectus and except as disclosed in or specifically contemplated by the Prospectus and except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed in all material respects, all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permits, except as disclosed in the Prospectus; except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.

               (t) The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is, in the judgment of the Company, adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance insuring the Company and each of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects.

               (u) The Company and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses, except where the failure to own or have rights to use would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and have not received any notice of any claim of conflict with, any such rights of others, and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing which, if determined adversely to any of the Company or its subsidiaries would have a Material Adverse Effect.

               (v) There are no contracts which are required to be described in the Prospectus or filed as exhibits to the Registration Statement that have not been described in the Prospectus or filed as exhibits to the Registration Statement.

               (w) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which are required to be described in a prospectus included in a registration statement on Form S-1 which is not so described in the Prospectus.

               (x) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent, that would reasonably be expected to have a Material Adverse Effect.

               (y) Each of the Company and its subsidiaries is in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except for such instances of non-compliance that would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); each "pension plan" for which the Company and each of its subsidiaries would have any liability that is intended to be qualified under
          Section 401(a) of the Code is to the Company's knowledge so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and the Company and each of its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for payment of premiums in the ordinary course of business).

               (z) The Company and each of its subsidiaries have filed all foreign, federal, state and local income and franchise tax returns required to be filed through the date hereof, subject to any permitted extensions (except where failure to file such returns would not be expected to result in a Material Adverse Effect), and paid all taxes shown as due thereon, and (x) no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor (y) does the Company have any knowledge of any tax deficiency, which, in case of
          (x) or (y), if determined adversely to the Company or any of its subsidiaries would reasonably be expected to have a Material Adverse Effect.

               (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its charter and bylaws (or similar organizational documents), (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (bb) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (cc) The Company and each of its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws, regulations, ordinance, rule, order, judgment, decree, permit or other legal requirement relating to the protection of human health and safety, the environment, natural resources or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

               (dd) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case, free and clear of all liens, encumbrances and defects except for Permitted Liens (as defined in the Indenture dated August 15, 2003, relating to the 10 1/4% Senior Subordinated Notes due 2010 issued by certain subsidiaries of the Company) and such as do not materially affect the value of the property and do not materially interfere with the use made and proposed to be made of such property by the Company and each of its subsidiaries taken as a whole and all assets held under lease by the Company and each of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such assets by the Company and each of its subsidiaries.

               (ee) Neither the Company nor any subsidiary is, or, as of any Delivery Date (as defined in Section 6) after giving effect to the offer and sale of the Stock and the application of the proceeds as described herein, will be, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (ff) The Company has not distributed or, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will distribute any offering material in connection with the offering and sale of the Stock other than the Preliminary Prospectus and the Prospectus and, in connection with the Directed Share Program described in Section 5, the enrollment materials prepared by Lehman Brothers Inc.

               (gg) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

               (hh) The Stock has been approved for listing subject to notice of issuance on the New York Stock Exchange.

               (ii) The Company understands that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 7 hereof, counsel to the Company and counsel to the Underwriters will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally and not jointly represents, warrants and agrees that:

               (a) The Selling Stockholder has good and valid title to the shares of the Stock to be sold by the Selling Stockholder hereunder or good and valid title to the warrants or options pursuant to which the shares of Stock to be sold by the Selling Stockholder hereunder will be issued, and immediately prior to the applicable Delivery Date the Selling Stockholder will have, good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims arising under the Custody Agreement (as hereinafter defined); and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

               (b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with the other Selling Stockholders and EquiServe LLC, as custodian (the "Custodian") and Messrs. Trussell, Williams and Johnson, as Attorneys-in-Fact (the "Attorneys-in-Fact"), for delivery under this Agreement, (i) certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York Stock Exchange) representing the shares of Stock to be sold by the Selling Stockholder hereunder, (ii) if such Selling Stockholder is selling shares of Stock issuable upon exercise or conversion of warrants, a warrant exercise or conversion form and, in connection with warrants being exercised, the original warrant and a check for the payment of the exercise price, and (iii) if such Selling Stockholder is selling shares of Stock issuable upon exercise of stock options, an option exercise form and a check for the option exercise price.

               (c) Pursuant to the Custody Agreement, the Selling Stockholder has duly and irrevocably executed and delivered a power of attorney appointing the Attorneys-in-Fact with full power of substitution, and with full authority to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

               (d) The Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement; the execution, delivery and performance of this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the constituent documents of the Selling Stockholder (with respect to any Selling Stockholder that is not a natural person) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as will have been obtained prior to the date hereof as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby.

               (e) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, and provided further that this paragraph (e) shall apply to each Selling Stockholder only to the extent that the statements or omissions from the Registration Statement or the Prospectus were made in reliance upon and in conformity with written information relating to such Selling Stockholder provided by such Selling Stockholder specifically for inclusion therein, it being understood and agreed that for purposes of this Section 2 and the indemnification obligations in
          Section 11, the only information provided by such Selling Stockholder consists of information relating to such Selling Stockholder under the caption "Principal and Selling Stockholders" in the Prospectus.

               (f) Except as provided in this Agreement and in the Lock Up Agreement (as hereinafter defined), the Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 6,250,000 shares of the Firm Stock and each Selling Stockholder hereby agrees to sell the number of shares of the Firm Stock set opposite such Selling Stockholder's name in
Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in
Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company and from each Selling Stockholder, that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company and by each Selling Stockholder, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in
Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, each Selling Stockholder identified on Schedule 2 grants to the Underwriters an option to purchase up to the number of shares of Option Stock set opposite such Selling Stockholder's name in Schedule 2 hereto, severally and not jointly, to the several Underwriters. Such option is exercisable as provided in Section 6 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in
Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. If less than all the shares of Option Stock are purchased by the Underwriters pursuant to this Section 3, the shares of Option Stock so purchased shall be sold first by those Selling Stockholders identified on Schedule 2 as selling on a priority basis and thereafter by all the remaining Selling Stockholders identified on Schedule 2 on a pro rata basis.

          The price of both the Firm Stock and any Option Stock shall be $13.09 per share.

          The Company and the Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          4. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          5. Directed Share Program. It is understood that approximately 937,500 shares of the Firm Stock ("Directed Shares") will initially be reserved by the several Underwriters for offer and sale to employees and persons having business relationships with the Company and its subsidiaries ("Directed Share Participants") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "Directed Share Program"). Under no circumstances will Lehman Brothers Inc. or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

          The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Share Program, and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Share Program.

          6. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date").

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 6 (or at such other place as shall be determined by agreement between the Representatives and the Custodian) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Custodian shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Custodian of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Custodian shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

          7.   Further Agreements of the Company. The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its commercially reasonable best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Representatives and to counsel for the Representatives a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent may not be unreasonably withheld or delayed;

               (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158) (it being understood that such delivery requirements shall be deemed met by the Company's reporting requirements pursuant to the Exchange Act and the Rules and Regulations);

               (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation in any jurisdiction in which it is not now so subject;

               (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans and employee stock purchase plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or (B) sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof or subsequently adopted by the Board of Directors of the Company), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and Goldman, Sachs & Co., on behalf of the Underwriters; and to cause each executive officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the "Lock Up Agreement"), to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus (the "Lock-Up Period"), without the prior written consent of Lehman Brothers Inc. and Goldman, Sachs & Co., on behalf of the Underwriters; provided, however, that nothing in the Lock-Up Agreement is intended to, or shall prevent, the executive officers or directors from (i) transferring any shares, options or warrants to any family members or affiliates or for estate planning purposes, provided that (A) the transferee agrees in writing to be bound by the terms of the Lock-Up Agreement, and (B) such transfer does not require the transferee to make a filing under Section 16 of the Securities Exchange Act of 1934 reflecting such transfer with the Securities and Exchange Commission during the Lock-Up Period, (ii) putting in place a so-called "10b-5-1 plan" or setting up a brokerage account, provided no sales shall be made thereunder prior to the end of the Lock-Up Period, or (iii) exercising any options or warrants held by the undersigned, provided that any shares so issued shall be subject to the Lock-Up Agreement.

               (j) Prior to the Effective Date, to apply for the listing of the Stock on the New York Stock Exchange and to use its commercially reasonable best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

               (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

               (l) To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an

          "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended.

          8. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

               (a) To execute and deliver to the Representatives, on or prior to the date hereof, the Lock-up Agreement.

               (b) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person or Form W-9 (if the Selling Stockholder is a United States person).

          9. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection; (b) the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (e) the listing of the Stock on the New York Stock Exchange and/or any other exchange; (f) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 7(h), (g) the preparation, printing (including, without limitation, word processing and duplication costs) and distribution of this Agreement, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith (excluding, however, legal fees and expenses of counsel to the Underwriters incurred in connection with any of the foregoing other than reasonable fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and distribution of such Blue Sky Memoranda); (h) the offer and sale of shares of the Stock by the Underwriters in connection with the Directed Share Program as described in Section 5, including the reasonable fees and disbursements of counsel for the Underwriters related thereto; (i) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the Stock, including the cost of any plane chartered for this "road show" but excluding other travel expenses of the Underwriters, (j) the fees and expenses of the Custodian (and any other attorney-in-fact) and (k) the performance of all other obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this
Section 9 and in Section 14, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters, and the Selling Stockholders shall pay the fees and expenses of their counsel and any transfer taxes payable in connection with their respective sales of Stock to the Underwriters.

          10. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 7(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) The Prospectus shall have been printed and copies distributed to you not later than 9:00 A.M., New York City time, on December 22, 2003, or at such later date and time as you may approve in writing, and no stop order suspending the qualification or exemption from qualification of the Stock in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

               (c) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriters, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, Custody Agreements, the Powers of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (e) (i) Bingham McCutchen LLP shall have furnished to the Representatives its written opinion, as counsel to the Company and the Individual Selling Stockholders identified therein, addressed to the

          Underwriters and dated such Delivery Date, substantially in the form attached hereto as Exhibit B-1; and (ii) the Company shall have requested and caused one or more special counsel for certain of the subsidiaries listed on Schedule 3 hereto, as indicated on such Schedule, to furnish to the Representatives its or their opinion, dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters and Weil Gotshal & Manges LLP, substantially in the form of Exhibit B-2.

               (f) The counsel for each of the Selling Stockholders other than those referred to in paragraph (e)(i) above shall have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders for whom they are acting as counsel, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters and Weil Gotshal & Manges LLP, substantially in the form of Exhibit C.

               (g) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statements, each Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (h) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP, a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (i) With respect to the letter of Ernst & Young LLP, referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Underwriters shall have received a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated as of each Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (j) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, executed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer stating that:

                    (A) The representations and warranties of the Company contained herein are true and correct as if made on and as of such Delivery Date (other than to the extent any such representation or warranty is made expressly to a certain date), and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

                    (B) At such Delivery Date, since the date hereof or since the date of the most recent financial statements in the Prospectus, except as described in the Prospectus to the knowledge of such person after reasonable inquiry, no event or events have occurred, nor has any information become known that, individually or in the aggregate, would have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and each of its subsidiaries;

                    (C) They have carefully examined the Preliminary Prospectus and the Prospectus and, in their opinion, the Preliminary Prospectus and Prospectus, as of their respective dates, did not, and the Prospectus, as of such Delivery Date, does not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and since the date of the Prospectus, no event has occurred which should have been set forth in a supplement to the Prospectus; and

                    (D) To the knowledge of such persons after due inquiry, the issuance and sale of the Stock by the Company hereunder has not been enjoined (temporarily or permanently) by any court or governmental body or agency.

               (k) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of such Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to such Delivery Date.

               (l) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, executed on behalf of the Company by its Chief Executive Officer stating that (a) the financial statements as of and for the Company's predecessors the years ended December 31, 2000 and 2001, as well as the financial data derived therefrom, contained in the Prospectus were audited by Arthur Andersen LLP, as set forth in the reports of such accountants with respect to such periods, and (b) at all relevant times during such periods, Arthur Andersen LLP were accountants independent from the Company's predecessors within the meaning of the Securities Act and the Rules and Regulations.

               (m) (i) The Company and its subsidiaries shall not have sustained since the date of the latest audited financial statements included in the Prospectus (exclusive of any amendment or supplement thereto after the date hereof) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of Lehman Brothers Inc. and Goldman, Sachs & Co., so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

               (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock

          Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) or there shall have occurred any other calamity or crisis, including without limitation as a result of terrorist activities after the date hereof, as to make it, in the judgment of Lehman Brothers Inc. and Goldman, Sachs & Co., impracticable or inadvisable to proceed with the offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (o) The New York Stock Exchange shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          11.  Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (C) in any materials or information provided to investors by, or with the written approval of, the Company in connection with the marketing of the offering of the Stock ("Marketing Materials"), including any road show or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application or Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause
          (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriters furnished to the Company through the Underwriters by or on behalf of any Underwriters specifically for inclusion therein which information consists solely of the information specified in Section 11(g); and provided further that with respect to any such untrue statement or omission made in the Preliminary Prospectus, the foregoing indemnity shall not inure to the benefit of any Underwriter (or any person who controls any Underwriter or any officer or director thereof) from whom the person asserting such loss, claim, damage, liability or action purchased the Stock, to the extent that such sale was an initial resale by such Underwriter and any such loss, claim, damage, liability or action of such Underwriter is a result of the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Stock to such person and (ii) the untrue statement or omission in the Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 7(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

               (b) The Company shall indemnify and hold harmless Lehman Brothers Inc. (including its directors, officers and employees) and each person, if any, who controls Lehman Brothers Inc. within the meaning of the Securities Act ("Lehman Brothers Entities"), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Brothers Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon the failure of any Directed Share Participant to pay for and accept delivery of the Directed Shares sold pursuant to the Directed Share Program which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase or (ii) the Directed Share Program, provided that, the Company shall not be responsible under this subparagraph (ii) for any loss, claim, damage, liability or action that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Lehman Brothers Entities. The Company shall reimburse the Lehman Brothers Entities promptly upon demand for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

               (c) Each of the Selling Stockholders, severally and not jointly in proportion to the number of shares of Stock to be sold by them hereunder, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that each Selling Stockholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Selling Stockholder furnished to the Company by such Selling Stockholder specifically for inclusion therein; provided, further, that with respect to any such untrue statement or omission made in the Preliminary Prospectus, the foregoing indemnity shall not inure to the benefit of the Underwriters (or any person who controls any Underwriter or any officer or director thereof) from whom the person asserting such loss, claim, damage, liability or action purchased the Stock, to the extent that such sale was an initial resale by such Underwriter and any such loss, claim, damage, liability or action of such Underwriter is a result of the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Stock to such person and (ii) the untrue statement or omission in the Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of noncompliance by the Company with Section 7(c); provided, further, the aggregate amount of any Selling Stockholder's indemnity and contribution obligations under this Section 11(c) and Section 11(f) shall not exceed the cash proceeds received by such Selling Stockholder from its sale of Stock. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

               (d) Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company, each Selling Stockholder, each of their respective officers and employees, each of its directors, and each person, if any, who controls the Company or such Selling Stockholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Stockholder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through Lehman Brothers Inc. by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person of the Company.

               (e)  Promptly after receipt by an indemnified party under this
          Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
          Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that Lehman Brothers shall have the right to employ counsel to represent jointly Lehman Brothers and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Stockholders under this Section 11 if, in the reasonable judgment of Lehman Brothers, it is advisable for Lehman Brothers and those Underwriters, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Selling Stockholders. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 11(b) hereof in respect of a claim or action referred to in Section 11(b), then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to any local counsel) for the Lehman Brothers Entities for the defense of any loss, claim, damage, liability or action arising out of the Directed Share Program. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (f) If the indemnification provided for in this Section 11 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 11(a), 11(b), 11(c) or 11(d) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
          Section 11(f) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
          Section 11(f) shall be deemed to include, for purposes of this Section 11(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 11(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and the contribution obligations of the Selling Stockholders shall be subject to the aggregate limitation provided in Section 11(c). No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 11(f) are several in proportion to their respective underwriting obligations and not joint.

               (g) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the concession and reallowance figures appearing under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          12. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Firm Stock or Option Stock, as applicable, that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock or Option Stock, as applicable, set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock or Option Stock, as applicable, set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of
Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other Underwriters satisfactory to Lehman Brothers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all of the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other Underwriters satisfactory to Lehman Brothers Inc. and Goldman, Sachs & Co. do not elect to purchase the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company of the Selling Stockholders, except that the Company will continue to be liable to the non-defaulting Underwriters for the payment of expenses to the extent set forth in Sections 9 and 14. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 12, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default, including liability of any defaulting Underwriter for the expenses referred to in Section 14. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either Lehman Brothers Inc. and Goldman, Sachs & Co. or the Company may postpone a Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          13. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 10(l) or 10(m), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          14. Reimbursement of Underwriters' Expenses. If the Company or any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 12 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

          15. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to the care of Lehman Brothers Inc., 745 Seventh Avenue, 19th Floor, New York, New York 10019, Attention:
          Syndicate Registration Group (Fax: (212) 526-0943), with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Jeremy Dickens, Esq. (Fax: 212-310-8007) and, in the case of any notice pursuant to Section 11(e), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, New York (Fax: (212) 526-2648);

               (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company, 1713 Jaggie Fox Way,

          Lexington, Kentucky 40511, Attention: Thomas Bryant (Fax: (859) 514-4422), with a copy to Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110-1726, Attention: John Utzschneider, Esq. (Fax: (617) 951-8736);

               (c) if to any Selling Stockholders, shall be delivered or sent by mail, or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 11(e) shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

          16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 11(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act and any person controlling a Selling Stockholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          17. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          18. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          20. Counterparts. This Agreement may be executed in multiple counterparts and, if executed in counterparts, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          21. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        TEMPUR-PEDIC INTERNATIONAL INC.


                                        By  /s/ William H. Poche
                                           -------------------------------------
                                           Name:  William H. Poche
                                           Title: Assistant Treasurer

                                        The Selling Stockholders named in
                                        Schedule 2 to this Agreement


                                        By  /s/ Jeffrey B. Johnson
                                           -------------------------------------
                                           Attorney-in-Fact

Accepted:

Lehman Brothers Inc.
Goldman, Sachs & Co.
UBS Securities LLC
Citigroup Global Markets Inc.
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto


     By Lehman Brothers Inc.


     By: /s/ David M. Baron
        -----------------------------
        Authorized Representative

     By Goldman, Sachs & Co.


     By: /s/ Goldman, Sachs & Co.
        -----------------------------
        (Goldman, Sachs & Co.)

                                   SCHEDULE 1
                                   ----------

                                                                       Number of
Underwriters                                                            Shares
------------                                                          ----------

Lehman Brothers Inc...............................................     5,626,500

Goldman, Sachs & Co...............................................     5,626,500

UBS Securities LLC................................................     2,904,000

Citigroup Global Markets Inc......................................     2,178,000

CIBC World Markets Corp...........................................       907,500

U.S. Bancorp Piper Jaffray Inc....................................       907,500

Epoch Partners....................................................       100,000

Fidelity Capital Markets, a division of National
Financial Services LLC............................................       100,000

Adams, Harkness & Hill, Inc.......................................        50,000

Chatsworth Securities LLC.........................................        50,000

Morgan Keenan & Company, Inc......................................        50,000

Wedbush Morgan Securities Inc.....................................        50,000

Total                                                                 18,750,000
                                                                      ==========

                                   SCHEDULE 2
                                   ----------

--------------------------------------------------------------------------------
                                                     Number of       Number of
   Name and address of Selling Stockholder           Firm Stock    Option Stock*
   ---------------------------------------           ----------    -------------
--------------------------------------------------------------------------------
TA IX L.P.                                            4,876,600          902,475
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
TA/Atlantic and Pacific IV, L.P.                      1,219,152          225,619
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
TA/Advent VII, L.P.                                   1,210,348          223,990
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
TA/Strategic Partners Fund A, L.P.                       99,845           18,477
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
TA/Strategic Partners Fund B, L.P.                       17,922            3,317
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
TA Investors LLC                                        131,138           24,268
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
TA Subordinated Debt Fund, L.P.                         470,252           87,026
125 High Street, Suite 2500
Boston, MA 02110
--------------------------------------------------------------------------------
Bryant, H. Thomas*                                                        51,476
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Lynda Davey and Alan Schiffres,                           1,211              224
Tenants in Common
1375 Broadway Avenue, 6th Floor
New York, NY 10018
--------------------------------------------------------------------------------
Jean H. Downey Living Trust                              25,203            4,664
214 Ridge Road
Winnetka, IL 60093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Number of       Number of
    Name and address of Selling Stockholder          Firm Stock    Option Stock*
    ---------------------------------------          ----------    -------------
--------------------------------------------------------------------------------
Keansburg Investment Limited                             13,659            2,528
Attn: Rob Eichhorn
Wijnhaven 3B 3011 WG
Rotterdam, The Netherlands
--------------------------------------------------------------------------------
Falourd, Alain                                           20,173            3,734
69 Boulevard de l'Atlantique
Pyla-Sur-Mer, France 33115
--------------------------------------------------------------------------------
David C. Fogg*                                                           102,543
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Guerin, Joel*                                                             13,583
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Hoeller, Robert                                           2,102              389
On The Rocks Farm
4865 Tates Creek Road
Lexington, KY 40515
--------------------------------------------------------------------------------
Johnson, Jeffrey B.*                                                      21,000
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Jameson, Thomas                                           7,221            1,337
1235 Eldemere Road
Lexington, KY 40502
--------------------------------------------------------------------------------
Gleacher Mezzanine Fund I, LP                           329,836           61,040
660 Madison Avenue, 17th Floor
New York, NY 10021
--------------------------------------------------------------------------------
Gleacher Mezzanine Fund P, LP                           117,798           21,800
660 Madison Avenue, 17th Floor
New York, NY 10021
--------------------------------------------------------------------------------
Khouri, George                                            3,228              598
421 Field Point Road
Greenwich, CT 06830
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Number of       Number of
    Name and address of Selling Stockholder          Firm Stock    Option Stock*
    ---------------------------------------          ----------    -------------
--------------------------------------------------------------------------------
Magnusson, Christian*                                                     23,204
Tempur House, 5 Caxton Trading Estate,
Printing House Lane, Hayes
Middlesex, United Kingdom UB31BE
--------------------------------------------------------------------------------
Friedman Fleisher & Lowe Capital Partners, LP         3,860,176          714,373
One Maritime Plaza, Suite 1000
San Francisco, CA 94111
--------------------------------------------------------------------------------
FFL Executive Partners, LP                               69,830           12,923
One Maritime Plaza, Suite 1000
San Francisco, CA 94111
--------------------------------------------------------------------------------
Robert & Mary Mulcahy, JTWROS                             1,453              269
Michael Best & Friederich LLP
100 E. Wisconsin Avenue
Milwaukee, WI 53202
--------------------------------------------------------------------------------
Passante, Frank                                             404               75
N22 W24226 B East Parkway Meadow Circle
Pewaukee, WI 53072
--------------------------------------------------------------------------------
Pucek, John Paul                                            748              139
1300 E. New Circle Drive, Suite 111
Lexington, KY 40505
--------------------------------------------------------------------------------
Antares Capital Corporation                              20,173            3,733
311 S. Wacker Drive, Suite 6400
Chicago, IL 60606
--------------------------------------------------------------------------------
Robert B. and Martha O. Trussell,                                        125,000
Tenants in Common*
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Wright, David                                             1,528              283
12277 Sage View Road
Poway, CA 92064
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Number of       Number of
    Name and address of Selling Stockholder          Firm Stock    Option Stock*
    ---------------------------------------          ----------    -------------
--------------------------------------------------------------------------------
Hansen, Lars*                                                             11,916
Holmelund 43
Aarup, 5560
Denmark
--------------------------------------------------------------------------------
Lillich, Jeffrey T.*                                                         526
5 Caxton Trading Estate
Printing House Lane
Hayes, Middlesex, UB3 1BE
United Kingdom
--------------------------------------------------------------------------------
Tauchert, Charles W.*                                                      5,391
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Zander, Richard D.*                                                        4,987
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Cagle, Johnny*                                                             3,151
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Lucy, Beat*                                                                2,626
Hausimollstrasse 8
Egerkingen, 4622
Switzerland
--------------------------------------------------------------------------------
Siljedahl, Paer Roland*                                                   11,860
Chodari 21 West, Ikuta-cho
Chuo-ku
Kobe, 651-0092
Japan
--------------------------------------------------------------------------------
Key, Paul*                                                                 5,250
Tempur Production
4700 Boone Trail Road South
Duffield, VA 24244
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Number of       Number of
    Name and address of Selling Stockholder          Firm Stock    Option Stock*
    ---------------------------------------          ----------    -------------
--------------------------------------------------------------------------------
Ingvarsson, Mathias*                                                       9,590
Odelberg vag 19
Gustavsberg, 134 82
Sweden
--------------------------------------------------------------------------------
Henry, Frank*                                                              2,101
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Mitchell, Kenneth*                                                         9,079
Tempur Production
4700 Boone Trail Road South
Duffield, VA 24244
--------------------------------------------------------------------------------
Smith, Michael*                                                            2,101
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Miller, John*                                                              3,806
3526 SW 310 Ct.
Federal Way, WA  98023
--------------------------------------------------------------------------------
Peak, Rick*                                                                6,242
Tempur Production
4700 Boone Trail Road South
Duffield, VA 24244
--------------------------------------------------------------------------------
Searl, Miguel Lorenzo*                                                     8,569
Gran Via 6, 5 Decha
Madrid, 28013
Spain
--------------------------------------------------------------------------------
Poche, William H.*                                                         2,626
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Dam Mikkelson, Tom *                                                       5,391
Holmelund 43
Aarup, 5560
Denmark
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Number of       Number of
    Name and address of Selling Stockholder          Firm Stock    Option Stock*
    ---------------------------------------          ----------    -------------
--------------------------------------------------------------------------------
Palman, Jean Paul*                                                           526
Maxwellstraat 47
BX Ede, 6716
The Netherlands
--------------------------------------------------------------------------------
Broyles, Jason P.*                                                         4,725
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Walsh, Simon*                                                              4,725
222 Tagore Lane, #04-01, TG Building
Singapore, 787603
Singapore
--------------------------------------------------------------------------------
Stokkeland, Harald*                                                        4,725
Holmelund 43
Aarup, 5560
Denmark
--------------------------------------------------------------------------------
Sfeir, Dany*                                                              26,250
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
Williams, Dale E.*                                                        26,250
c/o Tempur-Pedic International Inc.,
1713 Jaggie Fox Way
Lexington, KY 40511
--------------------------------------------------------------------------------
   Total                                             12,500,000        2,812,500
--------------------------------------------------------------------------------

* In the event that the over-allotment option is not exercised in full, those Selling Stockholders with an asterisk next to their name in this column will sell their Option Shares on a pro rata basis. After these Selling Stockholders have sold their Option Shares, all other Selling Stockholders with Option Shares shall sell Option Shares on a pro rata basis.

                                   SCHEDULE 3
                                   ----------

                                  Subsidiaries

Entity                                      State or Country of Organization

Tempur World, Inc.                          Delaware
Tempur World Holdings, Inc.                 Delaware
Tempur-Pedic, Inc.*                         Kentucky
Tempur Production USA, Inc.*                Virginia
Tempur-Medical, Inc.*                       Kentucky
Tempur-Pedic, Direct Response, Inc.*        Kentucky
Dawn Sleep Technologies, Inc.               Delaware
Tempur World Holdings S.L.*                 Spain
Tempur World Holding Company ApS*           Denmark
Tempur World Holding Sweden AB              Sweden
Dan-Foam ApS*                               Denmark
Tempur UK, Ltd.*                            United Kingdom
Tempur Japan Yugen Kaisha*                  Japan
Tempur International Limited*               United Kingdom
Tempur Danmark A/S*                         Denmark
Tempur Suomi OY                             Finland
Tempur Norge AS                             Norway
Tempur Sverige AB                           Sweden
Tempur Italia Srl                           Italy
Tempur France SARL                          France
Tempur Holding GmbH*                        Germany
Kruse System GmbH*                          Germany
Tempur Deutschland GmbH*                    Germany
Tempur Schweiz AG                           Switzerland
Tempur Pedic Espana SA*                     Spain
Tempur Singapore Pte Ltd.                   Singapore
Tempur Benelux B.V.                         Netherlands
Tempur South Africa p.t.y.                  South Africa

*Local counsel opinion to be provided.

                                                                       Exhibit A

                            LOCK-UP LETTER AGREEMENT

Lehman Brothers Inc.
Goldman, Sachs & Co.
UBS Securities LLC
Citigroup Global Markets Inc.
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.
As Representatives of the several Underwriters, c/o Lehman Brothers Inc.
790 Seventh Avenue
New York, NY 10019

Ladies and Gentlemen:

          The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of Tempur-Pedic International Inc., a Delaware corporation (the "Company"), and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Goldman, Sachs & Co., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 180 days after the date of the final Prospectus relating to the Offering (the "Lock-Up Period"). However, nothing in this Lock-Up Letter Agreement is intended to, or shall prevent, the undersigned from (i) transferring any shares, options or warrants to any family members or affiliates or for estate planning purposes, provided that (A) the transferee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement, and (B) such transfer does not require the transferee to make a filing under Section 16 of the Securities Exchange Act of 1934 reflecting such transfer with the Securities and Exchange Commission during the Lock-Up Period, (ii) putting in place a so-called "10b-5-1 plan" or setting up a brokerage account, provided no sales shall be made thereunder prior to the end of the Lock-Up Period, or (iii) exercising any options or warrants held by the undersigned, provided that any shares so issued shall be subject to this Lock-Up Letter Agreement.

          In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

          It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective on or before February 15, 2004, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

          The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                        Very truly yours,


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Dated:
       ------------------------------

                                                                     Exhibit B-1

                      Form of Bingham McCutchen LLP Opinion


                         [Subject to Review and Approval
                         -------------------------------
                          of Bingham McCutchen Opinion
                          ----------------------------
                              Clearance Committee]
                              --------------------


          December __, 2003


          Lehman Brothers Inc.
          Goldman, Sachs & Co.
          UBS Warburg LLC
          Citigroup Global Markets Inc.
          CIBC World Markets Corp.
          U.S. Bancorp Piper Jaffray Inc.
           c/o Lehman Brothers Inc.
          745 7/th/ Avenue, 19/th/ Floor
          New York, NY 10019

          Re:  Tempur-Pedic International Inc.
               -------------------------------

          Ladies and Gentlemen:

          We have acted as counsel to Tempur-Pedic International Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale by the Company of 6,250,000 shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") and the sale by certain selling stockholders (the "Selling Stockholders") of 12,500,000 shares of Common Stock, pursuant to the Underwriting Agreement, dated December 17, 2003 (the "Underwriting Agreement") by and among the Company, the Selling Stockholders and you, as representatives of the several underwriters named therein (the "Underwriters"). This opinion is furnished to you pursuant to Section 10(e) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed thereto in the Underwriting Agreement.

          We do not act as general counsel to the Company, and our representation is limited to matters individually referred to us by the Company, which generally have been in the areas of securities, finance and general corporate matters, and have acted as the Company's primary outside counsel in these areas since November 2002. Accordingly, there may be matters affecting the Company as to which we have not been consulted.

          We are also delivering this opinion with respect to the selling stockholders listed on Annex A hereto (the "Designated
          Selling Stockholders").

          We have examined such documents as we have considered necessary for purposes of rendering our opinions set forth in this letter, including the following:

               (i) The registration statement on Form S-1 (Registration No. 333-109798), filed with the Securities and Exchange Commission (the "Commission") on October 17, 2003, pursuant to the Securities Act of 1933, as amended (the "Securities Act"), as amended by Amendment No. 1 thereto filed with the Commission on November 20, 2003, and Amendment No. 2 thereto filed with the Commission on December 4, 2003, and Amendment No. 3 thereto filed with the Commission on December 12, 2003, and Amendment No. 4 thereto filed with the Commission on December 17, 2003 (such registration statement, as so amended by such amendments and the information deemed by virtue of Rule 430A(b) of the Rules and Regulations to be part of such registration statement at the time it was declared effective, the "Registration Statement");

               (ii) the final Prospectus of the Company dated December 17, 2003, with respect to the Shares (the "Prospectus");

               (iii)  the Underwriting Agreement;

               (iv) the Custody Agreement, dated as of December 15, 2003, by and among the Selling Stockholders, the Company and EquiServe, Inc. and EquiServe Trust Company, N.A., as custodian;

               (v) the Certificate of Incorporation of the Company as in effect up to the date hereof as certified by the Secretary of the Company;

               (vi) the By-Laws of the Company as in effect up to the date hereof as certified by the Secretary of the Company;

               (vii) the Amended and Restated Certificate of Incorporation of the Company, as filed today with the Secretary of State of the State of Delaware, as certified by the Secretary of the Company (the "Amended and Restated Certificate of Incorporation");

               (viii) the Amended and Restated By-laws of the Company, as in effect on the date hereof as certified by the Secretary of the Company (the "Amended and Restated By-Laws," and together with the documents referred to in (v)-(vii) collectively referred to as the "Governing Documents");

               (ix) copies certified by the Secretary of the Company of certain resolutions adopted by each of the Board of Directors and the stockholders of the Company;

               (x) Officers' certificates from certain officers of Friedman Fleischer & Lowe GP, LLC, the General Partner of Friedman Fleischer & Lowe Capital Partners, L.P., a Delaware limited partnership, and FFL Executive Partners, LP, a Delaware limited partnership (collectively, the FFL Funds");

               (xi) the Consent, Amendment and Waiver, dated as of December 2003, by and among the Company and the stockholder parties thereto and the Second Consent and Amendment dated as of December 9, 2003 by and among the Company and the stockholder parties thereto;

               (xii)  the certificates of public officials attached hereto as
          Exhibit 1; and

               (xii)  the certificate of the Company, attached hereto as Exhibit
          2.

          We have examined the documents listed in the preceding paragraph and such other corporate and public records and agreements, instruments, certificates and other documents as we have deemed necessary or appropriate for purposes of this opinion. In all such examinations, we have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal capacity and competence of each individual executing any document.

          As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied entirely upon: (i) the representations of the Company set forth in Sections 1(d), (j), (k), (l), (o), (p),
          (v) and (w) of the Underwriting Agreement, and (ii) certificates contemporaneously delivered to us by officers of the Company, and we have assumed, without independent inquiry, the accuracy of those representations, certificates and other documents referred to in clauses (i) and (ii) above.

          As to any opinion below relating to the existence, qualification or standing in any jurisdiction of the Company, Tempur World Holdings, Inc., a Delaware corporation and Tempur World, Inc., a Delaware corporation (collectively, the "Delaware Subsidiaries") and the FFL Funds, our opinion relies entirely upon and is limited by those certificates of public officials attached hereto as Exhibit 1.

          When an opinion or statement set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly in the specific transactions to which this opinion relates after consultation with such other lawyers in our firm as such lawyers deemed appropriate.

          For purposes of our opinion set forth in paragraphs 5 and 18 below with respect to the issued and outstanding capital stock of the Company, we have relied upon our review of the stock records and minutes of the meetings and actions of the Board of Directors and stockholders of the Company, and we have further relied on the presumption of regularity and continuity to the extent necessary to enable us to render such opinions.

          As used in this opinion, the "UCC" means the Uniform Commercial Code as adopted and in effect in the State of New York, or another relevant, specified jurisdiction, as the case may be, and the "New York UCC" means the UCC of the State of New York.

          Subject to the limitations set forth below, we have made such examination of law as we have deemed necessary for the purposes of expressing the opinions set forth in this letter. Such opinions are limited solely to the laws of the Commonwealth of Massachusetts as applied by courts located in Massachusetts, the laws of the State of New York as applied by courts located in New York ("New York Law"), the General Corporation Law of the State of Delaware as applied by courts located in Delaware (the "DGCL"), the Delaware Limited Liability Company Act as applied by courts located in Delaware, the Delaware Revised Uniform Limited Partnership Act as applied by courts located in Delaware, and the federal laws of the United States of America (except for tax, antitrust, Blue Sky and securities laws, as to which we express no opinion except as expressly set forth in paragraph 12 below with respect to Federal income tax laws and in paragraphs 7, 8, 10, 11 and 13 with respect to Federal securities laws ("Federal Law")), in each case to the extent that the same may apply to or govern such transactions. No opinion is given herein with respect to the choice of law or the internal substantive rules of law that any tribunal may apply to the transactions referred to herein or as to the applicability of, compliance with, or the effect of, the securities or "Blue Sky" laws of any state.

          Our opinion in paragraphs 17 and 19 below is subject to the following general qualifications:

               (a) We have assumed without any independent investigation (i) that the Designated Selling Stockholders have received the agreed to and stated consideration for the incurrence of the obligations applicable to them under the terms of the Custody Agreement, (ii) that the Custody Agreement is a valid and binding obligation of each party thereto other than the Company and the Designated Selling Stockholders and (iii) that the Custody Agreement is a valid and binding obligation of the Company and the Designated Selling Stockholders to the extent that laws other than New York Law are relevant thereto.

               (b) The enforceability of any obligation of, or transfer of any property by, the Designated Selling Stockholders may be subject to, affected by or limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, marshaling or other laws, rules of law or regulations affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' rights) and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of, or transfer of any property by, the Designated Selling Stockholders or any other person, whether under the Custody Agreement or Underwriting Agreement or otherwise.

               (c) No opinion is given herein as to the availability of any specific or equitable relief of any kind.

               (d) The enforcement of any of your rights may in all cases be subject to an implied duty of good faith and to general principles of equity, including, without limitation, concepts of materiality and reasonableness (whether such enforcement is considered in a proceeding at law or in equity).

               (e) No opinion is given herein as to the enforceability of any particular provision of the Custody Agreement relating to or constituting (i) waivers of rights to object to jurisdiction or venue, consents to jurisdiction or venue, or waivers of rights to (or methods of) service of process, (ii) waivers or variations of provisions which are not capable of waiver or variation under Sections 1-102 or other applicable provisions of the applicable UCC, (iii) provisions in the Custody Agreement rendered ineffective or unenforceable by Part 4 of Article 9 of the applicable UCC or (iv) exculpation clauses, clauses relating to releases or waivers of unmatured claims or rights, or any indemnification or contribution obligations or obligations in lieu of indemnification, to the extent that such obligations may be considered by a court having jurisdiction thereover to violate any laws or matters of public policy.

               (f) We note that, under the laws of the State of New York, the remedies available in the State of New York for the enforcement of the Custody Agreement could be affected by any failure of any party seeking enforcement not organized in New York to become authorized, under Article 13 of the New York Business Corporation Law, to do business in the New York.

               (g) Except as provided in paragraph 18 below, we have made no examination of, and no opinion is given herein as to, any Selling Stockholder's title to or other ownership rights in, the accuracy or sufficiency of the descriptions of, or the existence of any liens, charges, encumbrances, restrictions or limitations on, or adverse claims against, any of the property or assets of any Selling Stockholder. Except as provided in paragraph 18 below, we have assumed without any independent investigation that each Selling Stockholder has rights in the Stock which purports to transfer under the Underwriting Agreement.

               (h) We call to your attention that under Section 8-303 of the applicable UCC, a "protected purchaser" (as defined in such Section 8-303) of a security, or of an interest therein, may acquire its interest in such security free of any adverse claim thereto; we point out that, under Section 8-110(c) of the applicable UCC, the local law of the jurisdiction in which the security certificates evidencing the Stock are delivered to the securities intermediary governs whether an adverse claim with respect thereto may be asserted against the securities intermediary; and we point out that under Section 8-110(b)(4) of the applicable UCC, the law of the securities intermediary's jurisdiction governs whether an adverse claim with respect to the Stock may be asserted against a person acquiring a securities entitlement from the securities intermediary with respect thereto;

               (i) We assume that the "securities intermediary's jurisdiction" (as determined pursuant to Section 8-110(e) of the applicable
               UCC) is within the State of New York;

               (j) We assume that delivery (within the meaning given such term in the applicable UCC) of stock certificates representing the Stock, indorsed to Depositary Trust Company ("DTC") or in blank by an effective indorsement, will be made to DTC (or its nominee) within the State of New York;

               (k) We assume that the Stock constitute "certificated securities" (within the meaning given such terms in the applicable UCC); and

               (l) We assume that none of the restrictions referred to in any legend set forth on the stock certificates representing the Stock constitutes an adverse claim nor will a violation of any of such restrictions give rise to an adverse claim.

          Our opinion in paragraph 12 below is limited solely to the federal income tax laws of the United States, does not cover matters arising under the laws of any other jurisdiction, and is based on our analysis of the current provisions of the Internal Revenue Code of 1986, as amended, existing case law, existing Treasury Regulations, and existing published revenue rulings and procedures of the Internal Revenue Service that are in effect as of the date hereof, all of which are subject to change and new interpretation, both prospectively and retroactively. Any such changes or new interpretations, as well as changes in the facts as they have been represented to us, could affect our analysis and conclusions.

          We understand that all of the foregoing assumptions, limitations and qualifications are acceptable to you.

          Based upon the foregoing, we are of the opinion that:

               (1) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own its property and to conduct the business as described in the Prospectus, and to execute, deliver and perform the Underwriting Agreement.

               (2) Each of the Delaware Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of organization, and has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus.

               (3) The Company has the requisite corporate power and authority to execute, deliver and perform the Underwriting Agreement.

               (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               (5) Prior to the effectiveness of the Amended and Restated Certificate of Incorporation, the authorized capital stock of the Company consists of (a) 25,000 shares of Class A common stock, par value $ 0.01 per share, (b) 300,000 shares of Class B-1 voting common stock, par value $ 0.01 per share, (c) 25,000 shares of Class B-2 non-voting common stock, par value $ 0.01 per share, and (d) 250,000 shares of preferred stock, par value $ 0.01 per share, of which 180,000 shares are further designated as Series A convertible preferred stock. Prior to the effectiveness of the Amended and Restated Certificate of Incorporation, as of the date hereof, there are (a) 14,006.00 shares of Class A common stock, (b) 4,403.14 shares of Class B-1 voting common stock, (c) no shares of Class B-2 non-voting common stock, and (d) 146,463.65 shares of Series A convertible preferred stock which are issued and outstanding of record. All of such outstanding shares of the Company capital stock are duly authorized, validly issued, fully paid and nonassessable.

               (6) Upon the effectiveness of the Amended and Restated Certificate of Incorporation, the authorized capital stock of the Company will consist of 300,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $.01 per share ("New Preferred Stock"). Upon the effectiveness of the Amended and Restated Certificate of Incorporation, there will be ______ shares of Common Stock outstanding of record and no shares of Preferred Stock issued and outstanding. All of such outstanding shares of Common Stock are duly authorized and upon the effectiveness of the Amended and Restated Certificate of Incorporation will have been validly issued and will be fully paid and non-assessable. The shares of Common Stock to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized, and when delivered to the Underwriters and paid for pursuant to the Underwriting Agreement will have been validly issued and will be fully paid and non-assessable.

               (7) No consent, approval, authorization or order of, or filing with, any governmental agency, public body or any court of the State of New York or of the United States of America is required under New York Law or Federal Law for the execution, delivery or performance of the Underwriting Agreement by the Company, except (A) such as may be required under state securities laws, (B) for the filing of the Registration Statement with the Commission and the receipt of the order of the Commission declaring such Registration Statement effective (as noted in paragraph 13 below, we have been informed orally by the Commission that it has declared the Registration Statement effective, or (C) any consent, approval, authorization, filing, notification or other action that has been obtained or made or which, if not obtained or made, would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect.

               (8) To our knowledge and except as disclosed in the Prospectus, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there is no action, suit or proceeding pending or overtly threatened in writing against the Company before any court or arbitrator or any governmental body, agency or official, which if determined adversely to the Company, would be reasonably likely to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Underwriting Agreement.

               (9) The execution, delivery and performance by the Company of the Underwriting Agreement and compliance by the Company with the provisions thereof and the issuance and sale of the Stock pursuant to and in accordance with the provisions of the Underwriting Agreement will not (i) to our knowledge result in a breach or default (or give rise to any right of termination, cancellation or acceleration) under any material agreement or instrument to which the Company is a party, and (ii) will not violate any of the provisions of the Governing Documents of the Company or any Federal Law or New York Law, or, to our knowledge, any judgment, order, writ, injunction or decree of any court or other tribunal located in the State of New York of which we are aware and that is applicable to the Company.

               (10) The Company is not and, immediately after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (11) The Registration Statement, as of its effective date, and the Prospectus, as of its date (other than the financial statements, the notes thereto and the related schedules and other financial and accounting information included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

               (12) The statements in the Prospectus under the caption "Material U.S. Federal Income Tax Considerations for Non-U.S. Holders of our Common Stock", insofar as such statements constitute a summary of the United States federal income tax laws referred to therein, are accurate summaries in all material respects of the United States federal income tax laws referred to therein.

               (13) We have been informed that the Registration Statement was declared effective under the Securities Act as of 4:00 p.m. on December 17, 2003, the Prospectus was filed with the Commission pursuant to subparagraph (1) of Rule 424(b) under the Securities Act, on December 18, 2003 and to our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (14) The statements in the Prospectus under the captions "Description of Capital Stock," "Business Legal Proceedings," "Certain Relationships and Related Party Transactions, "Shares Eligible for Future Sale" and "Underwriting," insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate descriptions or summaries in all material respects.

               (15) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the FFL Funds.

               (16) The use of facsimile signatures affixed in the name and on behalf of EquiServe Trust Company, N.A. as transfer agent and registrar, as applicable, on the certificates evidencing the shares of Common Stock to be issued and sold by the Company pursuant to the Underwriting Agreement and to be sold by the Selling Stockholders is permitted under the DGCL. Such use of facsimile signatures is not inconsistent with any provision of the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws.

               (17) The Custody Agreement constitutes the valid and legally binding obligation of the Designated Selling Stockholders enforceable against each Designated Selling Stockholder in accordance with its terms.

               (18) Each Selling Stockholder is the owner of record of the securities of the Company listed on Annex A.

               (19) Our opinions in this paragraph 19 are limited to Article 8 of the New York UCC. Upon (i) receipt, in the State of New York, by DTC or a nominee (other than a securities intermediary) acting on its behalf, of each of the stock certificates representing the Stock, indorsed in blank by an effective indorsement of the Designated Selling Stockholder or together with properly completed and effective stock powers endorsing the Stock and duly executed by the Designated Selling Stockholder in blank, (ii) the crediting by DTC of such Stock to "securities accounts" (as that term is defined in Section 8-501(a) of the New York UCC) of each of the Underwriters by making appropriate book entries with respect to the account of each Underwriter, and (iii) payment for the Stock by each of the Underwriters pursuant to the Underwriting Agreement, and assuming that (x) neither DTC nor any of the Underwriters, at any relevant time, has notice (within the meaning of Section 8-105 of the New York UCC) of any "adverse claim" (within the meaning of Section 8-102(a)(1) of the New York UCC) to the Stock and (y) DTC is a "clearing corporation" (as that term is defined in Section 8-102 of the New York UCC), then (A) DTC will be a "protected purchaser" of such Stock (as that term is defined in Section 8-303 of the New York
          UCC), (B) each Underwriter will acquire a valid "security entitlement" (within the meaning of subsection (b) of Section 8-501 of the New York
          UCC) in respect of such Stock credited to its securities account, except as otherwise provided in (and subject to the provisions of) subsections (d) and (e) of Section 8-501 of the New York UCC, and (C) no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the New York UCC) to a share of Stock credited to its account may be asserted against such Underwriter with respect to such securities entitlement.

                                   ----------

          In addition, we have participated in conferences with officers and representatives of the Company and with representatives of its independent accountants at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although we are not passing upon and do not assume any responsibility for, nor have we independently verified, the accuracy, completeness or fairness of the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided above in paragraphs 11, 12 and 14), on the basis of the foregoing we hereby confirm that no facts have come to our attention that have caused us to believe that the Registration Statement, at the time of its effective date, including the information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness (except with respect to the financial statements, the notes thereto and the related schedules and other financial and accounting information included therein or omitted therefrom, as to which we express no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except with respect to the financial statements, the notes thereto and the related schedules and other financial and accounting information included therein or omitted therefrom, as to which we express no belief) as of its date and as of the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          This letter speaks as of the date hereof and we assume no obligation to update this letter or inform you in the future of any facts or circumstances that occur after the date hereof and that may affect our opinion in any way.

          This letter has been delivered solely for your use in connection with the transactions contemplated by the Underwriting Agreement and may not be referred to or used for any other purpose or relied upon by any other person other than the Underwriters, except with our prior consent, except that EquiServe, Inc. and EquiServe Trust Company, N.A., in their capacity as transfer agent and registrar may rely on this opinion as if they were an addressee hereof..

                                        Very truly yours,


                                        BINGHAM McCUTCHEN LLP

                                     ANNEX A
                                     -------

                     List of Individual Selling Shareholders


Name of Shareholder                                    Record Ownership
-------------------                                    ----------------

Robert Hoeller
Alain Falourd
George Khouri
Frank Passante
Lynda Davey and Alan Schiffres, Tenants in Common
David Wright
John Paul Pucek
Thomas Jameson
Robert W. and Mary M. Mulcahy, JTWROS
Robert B. and Martha O. Trussell, Tenants in Common
H. Thomas Bryant
David C. Fogg
Dale E. Williams
Joel Guerin
Christian Magnusson
Dany Sfeir
Lars Hansen
Paer Roland Siljedahl
Paul Key
Mathias Ingvarsson
Jeffrey B. Johnson
Michael Smith
Kenneth Mitchell
Frank Henry
Jeffrey T. Lillich
Miguel Lorenzo Searl
Rick Peak
John Miller
Charles W. Tauchert
William H. Poche
Tom Dam Mikkelson
Jean Paul Palman
Richard D. Zander
Harald Stokkeland
Simon Walsh
Jason P. Broyles
Johnny Cagle
Beat Lucy

                                                                     Exhibit B-2
                          Form of Local Counsel Opinion

1. [Subsidiary] is validly existing and in good standing under the laws of its jurisdiction of organization[, and has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus.]/1/

2. All outstanding shares of [Subsidiary's] stock are duly authorized, validly issued, fully paid and nonassessable, and are of record by ___________ and are beneficially owned, directly or indirectly, by the Company./2/

3. To our knowledge and except as disclosed in the Prospectus, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there is no action, suit or proceeding pending or overtly threatened in writing against [Subsidiary] before any court or arbitrator or any governmental body, agency or official located in the State of New York, which if determined adversely to [Subsidiary], would be reasonably likely to have a Material Adverse Effect./3/

----------
/1/ Opinion to be delivered with respect to Virginia and Kentucky subsidiaries only.

/2/ Opinion to be delivered with respect to Virginia and Kentucky subsidiaries only.

/3/ Opinion to be delivered with respect to Virginia and Kentucky subsidiaries only.

                                                                       Exhibit C

                       Form of Selling Stockholder Opinion

1. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

2. The Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder and constitute valid and binding obligations of the Selling Stockholder, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

3. The Selling Stockholder is the record owner of the shares of Stock to be sold by such Selling Stockholder under the Underwriting Agreement; and

4. Assuming that each Underwriter acquires the shares of Stock it has purchased from any of the Selling Stockholders without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code), each Underwriter that has purchased such Stock delivered on the date hereof to such Underwriter by making payment therefor as provided in the Underwriting Agreement will have acquired control (within the meaning of Section 8-106 of the Uniform Commercial Code) of such Stock free of any adverse claim (within the meaning of Section 8-102 of the Uniform Commercial Code).

                                                                             C-1